UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 18, 2016

PIONEER NATURAL RESOURCES COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-13245	75-2702753
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5205 N. O'Connor Blvd., Suite 200, Irving, Texas		75039
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (972) 444-9001

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 2.02.  Results of Operations and Financial Condition

Explanatory note:  Pioneer Natural Resources Company and its subsidiaries ("Pioneer" or the "Company") presents in this Item 2.02 information regarding the impact of changes in the fair values of derivative instruments on its results of operations for the three and nine months ended September 30, 2016 and certain other information regarding its derivative instruments.

The following table summarizes the net derivative gains (losses) that the Company expects to report in its earnings for the three and nine months ended September 30, 2016:

DERIVATIVE GAINS (LOSSES), NET
(in millions)

	Three Months Ended September 30, 2016	Nine Months Ended September 30, 2016
Noncash changes in fair value:
Oil derivative losses	$(92)	$(549)
NGL derivative gains (losses)	2	(15)
Gas derivative losses	(5)	(58)
Diesel derivative gains	2	2
Interest rate derivative losses	—	(8)
Total noncash derivative losses, net	(93)	(628)

Net cash receipts on settled derivative instruments:
Oil derivative receipts	168	471
NGL derivative receipts	2	6
Gas derivative receipts	14	56
Total cash derivative receipts, net	184	533
Total derivative gains (losses), net	$91	$(95)

Item 7.01  Regulation FD Disclosure

Oil, NGL and gas price derivatives. The following table presents the Company’s open commodity oil, NGL and gas derivative positions as of October 14, 2016:

	2016	Year Ending December 31,
	Fourth Quarter	2017	2018
Average Daily Oil Production Associated with Derivatives (Bbl):
Collar contracts:
Volume	—	6,000	—
NYMEX price:
Ceiling	$—	$70.40	$—
Floor	$—	$50.00	$—
Collar contracts with short puts:
Volume	112,000	110,014	20,000
NYMEX price:
Ceiling	$75.94	$62.02	$65.14
Floor	$65.41	$49.06	$50.00
Short put	$47.03	$41.03	$40.00
Basis swap contracts (a):
Midland-Cushing index swap volume	6,630	—	—
Price differential ($/Bbl)	$(0.80)	$—	$—
Average Daily NGL Production Associated with Derivatives:
Propane swap contracts (b):
Volume (Bbl)	6,000	—	—
Price	$21.51	$—	$—
Ethane collar contracts (c):
Volume (Bbl)	—	3,000	—
Price:
Ceiling	$—	$11.83	$—
Floor	$—	$8.68	$—
Ethane basis swap contracts (d):
Volume (MMBtu)	2,768	—	—
Price	$0.91	$—	$—
Average Daily Gas Production Associated with Derivatives (MMBtu):
Swap contracts:
Volume	70,000	—	—
NYMEX price	$4.06	$—	$—
Collar contracts with short puts:
Volume	180,000	180,000	50,000
NYMEX price:
Ceiling	$4.01	$3.49	$3.40
Floor	$3.24	$2.91	$2.75
Short put	$2.78	$2.43	$2.25
Basis swap contracts:
Gulf Coast index swap volume (e)	10,000	—	—
Price differential ($/MMBtu)	$—	$—	$—
Mid-Continent index swap volume (e)	15,000	45,000	—
Price differential ($/MMBtu)	$(0.32)	$(0.32)	$—
Permian Basin index swap volume (f)	34,946	9,863	—
Price differential ($/MMBtu)	$0.41	$0.37	$—
__________

(a)	Represent swaps that fix the basis differential between Midland WTI and Cushing WTI.

(b)	Represent swaps that reduce the price volatility of forecasted propane sales by the Company at Mont Belvieu, Texas and Conway, Kansas-posted prices.

(c)	Represent collar contracts that reduce the price volatility of ethane forecasted for sale by the Company at Mont Belvieu, Texas-posted prices.

(d)
Represent basis swap contracts that reduce the price volatility of ethane forecasted for sale by the Company at Mont Belvieu, Texas-posted prices. The basis swaps fix the basis differential on a NYMEX Henry Hub (NYMEX HH) MMBtu equivalent basis. The Company will receive the NYMEX HH price plus the price differential on 2,768 MMBtu per day, which is equivalent to 1,000 Bbls per day of ethane.

(e)
Represent swaps that fix the basis differentials between the index price at which the Company sells its Gulf Coast and Mid-Continent gas, respectively, and the NYMEX HH index price used in gas swap and collar contracts with short puts.

(f)	Represent swaps that fix the basis differentials between Permian Basin index prices and southern California index prices for Permian Basin gas forecasted for sale in southern California.

Marketing derivatives. Periodically, the Company enters into buy and sell marketing arrangements to fulfill firm pipeline transportation commitments. Associated with these marketing arrangements, the Company may enter into index swaps to mitigate price risk. As of October 14, 2016, the Company did not have any marketing derivatives outstanding.

Diesel derivatives. Periodically, the Company enters into diesel derivative swap contracts to mitigate fuel price risk. The diesel derivative swap contracts are priced at an index that is highly correlated to the prices that the Company incurs to fuel its drilling rigs and fracture stimulation fleet equipment. As of October 14, 2016, the Company was party to diesel derivative swap contracts for 1,000 Bbls per day for 2017 at an average per Bbl fixed price of $60.48.

Interest rate derivatives. As of October 14, 2016, the Company was party to interest rate derivative contracts whereby the Company will receive the three-month LIBOR rate for the 10-year period from December 2017 through December 2027 in exchange for paying a fixed interest rate of 1.94 percent on a notional amount of $250 million on December 15, 2017.

Cautionary Statement Concerning Forward-Looking Statements

Except for historical information contained herein, the statements in this Current Report on Form 8-K are forward-looking statements that are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements and the business prospects of the Company are subject to a number of risks and uncertainties that may cause the Company's actual results in future periods to differ materially from the forward-looking statements. These risks and uncertainties include, among other things, volatility of commodity prices, product supply and demand, competition, the ability to obtain environmental and other permits and the timing thereof, other government regulation or action, the ability to obtain approvals from third parties and negotiate agreements with third parties on mutually acceptable terms, litigation, the costs and results of drilling and operations, availability of equipment, services, resources and personnel required to perform the Company's drilling and operating activities, access to and availability of transportation, processing, fractionation and refining facilities, Pioneer's ability to replace reserves, implement its business plans or complete its development activities as scheduled, access to and cost of capital, the financial strength of counterparties to Pioneer's credit facility and derivative contracts and the purchasers of Pioneer's oil, NGL and gas production, uncertainties about estimates of reserves, identification of drilling locations and the ability to add proved reserves in the future, the assumptions underlying production forecasts, quality of technical data, environmental and weather risks, including the possible impacts of climate change, the risks associated with the ownership and operation of the Company's industrial sand mining and oilfield services businesses and acts of war or terrorism. These and other risks are described in the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission. In addition, the Company may be subject to currently unforeseen risks that may have a materially adverse impact on it. Accordingly, no assurances can be given that the actual events and results will not be materially different than the anticipated results described in the forward-looking statements. The Company undertakes no duty to publicly update these statements except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIONEER NATURAL RESOURCES COMPANY

	By:	/s/ Margaret M. Montemayor
Margaret M. Montemayor,
Vice President and Chief Accounting Officer

Dated: October 18, 2016